                                                                    EXHIBIT 10.1
                                   AGREEMENT


     THIS AGREEMENT (this "Agreement"), is executed on this 30th day of December, 1997 by ChatCom Inc., a California corporation (the "Company"), on the one hand and by The High View Fund and The High View Fund, L.P. (individually, a "Shareholder" and collectively, the "Shareholders") on the other.

                                   RECITALS
                                   --------

     WHEREAS, pursuant to that certain Purchase Agreement, dated as of December 9, 1996 (the "1996 Purchase Agreement"), entered into by the parties hereto, each of the Shareholders purchased 1,248 shares of the Company's Series D Convertible Preferred Stock (the "Preferred Shares") and warrants (the "1996 Warrants") to purchase 200,000 shares of the Company's common stock, no par value per share (the "Common Stock"); and

     WHEREAS, on September 25, 1997 the Shareholders and the Company entered into that certain Stock Exchange Agreement (the "Stock Exchange Agreement") pursuant to which the Shareholders intended to (i) exchange their Preferred Shares for a total of 2,000,000 shares (the "Company Shares") of Common Stock,
(ii) return their 1996 Warrants to the Company for cancellation, (iii) convert a $350,000 cash advance made by the Shareholders in May 1997 to the Company into a total of 292,138 shares of Common Stock, and (iv) acquire new warrants to purchase a total of 1,000,000 shares of Common Stock; and

     WHEREAS, the consummation of the transactions contemplated by the Stock Exchange Agreement was subject to certain conditions precedent, which conditions the Shareholders believe were not satisfied; and

     WHEREAS, the Shareholders are willing to provide the Company with additional financing provided that the dispute between the parties hereto regarding the satisfactions of the conditions precedent in the Stock Exchange Agreement is resolved.

     NOW, THEREFORE, in consideration of the promises and mutual covenants and obligations hereinafter set forth, the Company and the Shareholders hereby agree as follows:

                                   ARTICLE 1

             CANCELLATION OF STOCK EXCHANGE AGREEMENT TRANSACTIONS
             -----------------------------------------------------

     1.1  Cancellation of Stock Exchange Agreement and Related Agreements.
          ---------------------------------------------------------------
Subject to the satisfaction of all terms and conditions of this Agreement, the parties hereto agree that the Stock Exchange Agreement shall be terminated and cancelled effective as of September 25, 1997 and that all transactions purported to be effected pursuant to the Stock Exchange Agreement shall be revoked, rescinded and declared void ab initio. In addition, upon the closing of the transactions contemplated hereby, that certain Registration Rights and Lock-Up Agreement, dated as of September 25, 1997 and entered into by the parties hereto, shall be terminated and cancelled. Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement or in any other document delivered in connection herewith shall affect the Stipulation of Settlement entered into by the United Stated District Court, Southern District of New York, or the Stipulation of Settlement entered into by the Supreme Court of the State of New York, County of New York.

     1.2  Return of Securities.  Subject to the satisfaction of all of the terms
          --------------------
and conditions set forth in this Agreement, at the closing, each party hereto agrees to return to the other party all stock certificates and warrants delivered to it under the Stock Exchange Agreement, which deliveries shall consist of the following:

          (a) Each Shareholder shall deliver to the Company the Warrant to Purchase Common Stock of ChatCom, Inc. (representing the right to purchase 500,000 shares of Common Stock at a price of $1.75 per share), dated September 25, 1997, issued in its name (the "1997 Warrants").

          (b) Each Shareholder shall deliver to the Company the stock certificate representing the 1,224,351 shares of Common Stock received by the Shareholder on September 25, 1997, which certificates shall be duly endorsed for cancellation (or accompanied by a duly executed assignment form separate from certificate) by each such Shareholder.

          (c) The Company shall deliver to the Shareholders the warrant certificate No. D-1 and No. D-2, representing all of the 1996 Warrants.

          (d) The Company shall deliver to the Shareholders stock certificate No. 1 and No. 2, representing all of the Preferred Shares purchased by the Shareholders on December 13, 1996 under the 1996 Purchase Agreement.

     The parties hereto agree to cause each of the securities, documents or other materials referred to in this Section 1.2 that is in their possession to be delivered to Brock Fensterstock Silverstein McAuliffe & Wade LLC, One Citicorp Center 56th Floor, New York, NY 10022 (the "Escrow Agent") by no later than the first business day after the date of this Agreement.

     1.3  Issuance of Promissory Note.  At the Closing, the Company agrees to
          ---------------------------
issue to the Shareholders one or more promissory notes, in the form attached hereto as Exhibit 1.3 (collectively, the "Promissory Notes"), having an aggregate principal balance of $350,000, which notes shall evidence the $350,000 of advances made in May 1997 by the Shareholders to the Company.

     1.4  Reinstatement of Agreement.  The parties hereto agree, that subject to
          --------------------------
the satisfaction of the terms and conditions of this Agreement, the 1996 Purchase Agreement and all documents, certificates and other materials delivered by the parties in connection with the 1996 Purchase Agreement shall continue in full force and effect and, in the event that the 1996 Purchase Agreement or any such other document or certificate is deemed to have been cancelled or superseded by the Stock Exchange Agreement or any document delivered in connection with the Stock Exchange Agreement, that the 1996 Purchase Agreement and such other document or certificate is hereby reinstated effective as of the date the 1996 Purchase Agreement or such other document or certificate was dated.

                                   ARTICLE 2

                         CONVERTIBLE NOTE/NEW WARRANTS
                         -----------------------------

     2.1  Sale of Convertible Note/New Warrants.  Subject to the terms and
          -------------------------------------
conditions hereof, the Company agrees to sell to the Shareholders, and the Shareholders hereby agree to purchase from the Company (i) one or more convertible notes of the Company having an aggregate principal amount of $540,000, which convertible notes shall be in the form attached hereto as
Exhibit 2.1 (the "Convertible Note"), and (ii) a warrant to purchase an aggregate of 150,000 shares of Common Stock (the "New Warrants").

                                   ARTICLE 3

                                    CLOSING
                                    -------

     3.1  Closing.  The closing of the transactions contemplated by this
          -------
Agreement shall take place on the first business day following the date on which all of the documents, securities and other materials referred to in Section 1.2 are in the possession of Escrow Agent, or at such other time as the parties mutually agree; provided however, that the closing shall occur on or before
                ----------------
December 31, 1997. The date on which the transactions contemplated hereby are effected is hereinafter referred to as the "Closing Date." At the closing, the Escrow Agent shall confirm that $540,000 has been paid to the Company by wire transfer by the Shareholders and shall thereafter (i) deliver to the Shareholders the 1996 Warrants, the Convertible Notes, the Promissory Notes, the New Warrants and Preferred Share certificates No. 1 and No. 2, and (ii) deliver to the Company the stock certificates representing the 1,224,351 shares of Common Stock held in the name of each of the Shareholders, and each of the 1997 Warrants.

     If, on or before December 31, 1997 the closing has not occurred, then the Escrow Agent, as soon as reasonably practicable thereafter, shall return to each party hereto all securities, notes and other materials delivered to the Escrow Agent by such party.

                                   ARTICLE 4

                 REPRESENTATIONS AND WARRANTIES BY THE COMPANY
                 ---------------------------------------------

     The Company represents and warrants to each Shareholder that as of the date hereof and again as of the Closing Date:

     4.1  Organization, Good Standing.  The Company is a corporation duly
          ---------------------------
organized, validly existing and in good standing under the laws of the State of California, and is duly qualified and authorized to do business and in good standing in each other jurisdiction in which it is required to be qualified or where it owns any material property or conducts any material operations. The Company is not in violation of its Articles of Incorporation or By-Laws as in effect on the date hereof. The Company has all requisite power, authority and legal right to conduct its business as now being conducted.

     4.2  Preferred Shares.  The Certificate of Determination and Decrease of
          ----------------
ChatCom, Inc. filed with the Office of the Secretary of State of the State of California on December 6, 1996 with respect to the Preferred Shares remains in full force and effect and has not been amended since the date of such filing. As of the date hereof, other than the 2,496 shares of the Preferred Shares previously issued to the Shareholders, no other shares of the Preferred Shares have been issued or are currently outstanding. In addition to the Preferred Shares, there are a total of 1,100 shares of the Company's Series E Convertible Redeemable Preferred Stock currently issued and outstanding.

     4.3  Authority Relative to this Agreement.  The execution, delivery and
          ------------------------------------
performance of, and compliance with, this Agreement have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement is a valid and binding agreement of the Company enforceable in accordance with its terms, except as such enforcement is subject to any applicable bankruptcy, insolvency, reorganization or other law relating to or affecting creditors' rights generally and general principles of equity.

                                   ARTICLE 5

              REPRESENTATIONS AND WARRANTIES BY THE SHAREHOLDERS
              --------------------------------------------------

     Each Shareholder hereby represents and warrants to the Company that as of the date hereof and again as of the Closing Date:

     5.1  Authority Relative to this Agreement.  The execution, delivery and
          ------------------------------------
performance of, and compliance with, this Agreement have been duly authorized by all necessary action on the part of such Shareholder, and this Agreement is a valid and binding agreement of such Shareholder enforceable in accordance with its terms, except as such enforcement is subject to any applicable bankruptcy, insolvency, reorganization or other law relating to or affecting creditors' rights generally and general principles of equity.

     5.2  Investment Intent.  The Convertible Notes, the Promissory Notes, the
          -----------------
New Warrants and the shares of Common Stock issuable upon the conversion of the Convertible Notes, the New Warrants or the Promissory Notes will be acquired by such Shareholder hereunder for such Shareholder's own account and not with the view to, or for resale in connection with, any distribution other than resales made in compliance with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the rules promulgated thereunder. Such Shareholder understands that neither the Convertible Notes, the Promissory Notes, the New Warrants nor the Common Stock issuable thereunder have been registered under the Securities Act by reason of available exemptions from the registration and prospectus delivery requirements of the Securities Act, that the securities must be held indefinitely unless such securities are registered under the Securities Act or unless any transfer is exempt from registration, and that the reliance of the Company upon these exemptions is predicated in part upon these representations and warranties by such Shareholder.

     5.3  Qualification as an Investor.
          ----------------------------

          (a) Such Shareholder has reviewed the Company's publicly disclosed reports and filings, including the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on December 26, 1997, and has made such investigation of the Company as it deems necessary for the purpose of its evaluation of its investment in the Company. Furthermore, such Shareholder has had a full opportunity to discuss with the Company all material aspects of an investment in the Convertible Notes, the New Warrants and the Promissory Notes, including the opportunity to ask, and to receive answers to his full satisfaction, regarding such questions as it has deemed necessary to evaluate this transaction, the Company and its operations and prospects. The Shareholders are aware that the Company is attempting to convert certain trade payables owed by it to Vermont Research Products, Inc. (a/k/a Computer Storage) into the Company's securities. However, no assurance can be given that the foregoing conversion of the trade payables will be consummated.

          (b) Such Shareholder has had full opportunity to seek the advice of independent counsel respecting this Agreement, the transactions contemplated hereby and the tax risks and implications thereof.

     5.4  Legend.  Such Shareholder acknowledges and agrees that the Convertible
          ------
Notes, the Promissory Notes, the New Warrants and the certificates representing the Common Stock to be issued thereunder shall bear the following (or substantially equivalent) legend on the face or reverse side thereof:

THIS [NOTE/WARRANT] AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS [NOTE/WARRANT] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY. THIS [NOTE/WARRANT] AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF ALL OR ANY PORTION HEREOF MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (i) A REGISTRATION STATEMENT UNDER SAID ACT SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, AN EXEMPTION UNDER SAID ACT AND FROM ANY APPLICABLE STATE SECURITIES LAWS IS AVAILABLE.

Any stock certificate issued at any time in exchange or substitution for any promissory note, warrant or certificate bearing such legend shall also bear such (or substantially equivalent) legend unless, in the opinion of counsel for the Company, the securities represented thereby need no longer be subject to restrictions pursuant to the Securities Act or applicable state securities laws. The Company shall not be required to transfer on its books any certificate for securities in violation of the provisions of such legend.

                                   ARTICLE 6

                     MUTUAL RELEASES; STATUS OF COMPLAINT
                     ------------------------------------

     6.1  Mutual Releases.
          ---------------

          (a) Except with respect to breaches of representations contained in this Agreement or obligations created by or arising out of this Agreement, which shall survive the releases contained herein, the Company, on the one hand, does hereby release, acquit and forever discharge the Shareholders and each of their officers, directors, shareholders, employees, agents, attorneys, representatives, successors and assigns, and any affiliates of each of the foregoing, and the Shareholders on the other hand, do hereby release, acquit and forever discharge the Company, and each of its directors, officers, employees agents, attorneys, heirs, representatives, successors and assigns, in each case, of and from all debts, demands, actions, causes of action, suits, accounts, covenants, contracts, promises, agreements (oral or written), damages, and any and all claims (including without limitation claims for attorneys' fees and costs), and liabilities whatsoever of every name and nature, which said parties ever had, now may have, or hereafter can, shall or may have, by reason of any matter relating to (i) the 1996 Purchase Agreement, or any of the agreements executed or transactions consummated in connection with the 1996 Purchase Agreement, (ii) the Stock Exchange Agreement, or any of the agreements executed or transactions consummated in connection with the Stock Exchange Agreement, or (iii) the $350,000 of advances made by the Shareholders to the Company in May 1997.

          (b) This Agreement and the releases contained herein are not to be construed as an admission on the part of any party of the validity of any contention made or position taken by any of the parties of any unlawful or wrongful conduct, or of any liability, or lack thereof, to any other party, all of which is expressly denied. The parties intend that this Agreement shall be effective as a full and final accord and satisfaction of each and every released matter. In furtherance of this intention, they acknowledge they are familiar with Section 1542 of the Civil Code of the State of California, which provides as follows:

               "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release which if known by him must have materially affected his settlement with the debtor."

The releasing parties respectively waive and relinquish to the fullest extent possible every right or benefit which they have or may have under Section 1542 and under any similar or analogous law of any other applicable jurisdiction with regard to the subject matter of this Agreement. The parties acknowledge they are aware they may hereafter discover facts in addition to or different from those which they now know or believe to be true with respect to the subject matter of this Agreement.

     6.2  Draft Complaint.   The Shareholders have previously prepared a draft
          ---------------
Complaint, dated December 16, 1997 and identified as "DRAFT 12/17/97", that makes certain allegations against the Company and its directors, which allegations are covered by this Agreement. The Shareholders hereby agree that the draft Complaint will not be filed and that the claims and allegations contained therein have been settled and resolved by the execution of this Agreement and consummation of the transactions contemplated hereby.

                                   ARTICLE 7

                              REGISTRATION RIGHTS
                              -------------------

     7.1  Required Registration.  The Company hereby agrees to use its best
          ---------------------
efforts to prepare and file, on or before January 31, 1998, a Registration Statement with the Commission in order to register the resale of all of the (i) shares of Common Stock issuable upon the conversion of the Convertible Note or the Promissory Notes, and (ii) the shares of Common Stock issuable upon the exercise of the New Warrants (collectively, the "Shares"). The Company furthermore agrees to use its best efforts to cause the foregoing Registration Statement to be declared effective as soon as possible, but in no event later than March 15, 1998. The Company may, at its option, give written notice to other holders of the Company's securities that a registration is to be effected and may, at its option, include in such registration any other shares of the Company's unregistered capital stock. The Company may, however, only include such additional shares of capital stock in such registration if, and to the extent, that such inclusion of additional shares does not adversely affect the preparation and filing of the Registration Statement.

     7.2  Registration Procedures.  In connection with the registration of the
          -----------------------
Shares to be effected pursuant to this Agreement, the Company shall:

          (a) As expeditiously as possible, furnish to the Shareholders, to brokers or dealers effecting transactions in the Shares on behalf of the Shareholders, if any, and to the underwriters, if any, of the securities being registered such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as the Shareholders, brokers or dealers and underwriters may reasonably request in order to facilitate the public offering of such securities;

          (b) As expeditiously as possible, use its reasonable best efforts to register or qualify the Shares covered by such Registration Statement under such state securities or blue sky laws of such jurisdiction as the Shareholders may reasonably request and do any and all other things that may be necessary to enable the Shareholders to consummate the public sale in such states of the Shares, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

          (c) Promptly notify the Shareholders of the time when such Registration Statement has become effective or when a supplement to any prospectus included in such Registration Statement has been filed;

          (d) Notify the Shareholders promptly of any request by the Commission for the amending or supplementing of such Registration Statement or prospectus or for additional information;

          (e) Promptly advise the Shareholders of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or obtain its withdrawal if such stop order should be issued;

          (f) Make available for inspection by a representative of the Shareholders, any underwriter participating in the registration or their respective attorneys or accountants, all financial and other records of the Company required to prepare such Registration Statement, and supply all other information requested by such representative reasonably related to the preparation and filing of such Registration Statement; and

          (g) File all applications necessary to include all Shares registered by such Registration Statement in The Nasdaq Stock Market or any national securities exchange on which the shares of the Common Stock are then listed.

     7.3  Expenses.
          --------

          (a) With respect to each inclusion of Shares in a Registration Statement pursuant to this Agreement, any and all fees, costs and expenses of or incidental to, or incurred in connection with such registration, inclusion and public offering (as specified in Section 7.3(b) below) shall be borne by the Company; provided, however, that the Shareholders shall bear their pro rata share of any underwriting discounts and commissions and transfer taxes, and shall bear all fees and expenses of counsel representing such Shareholders in such a registration.

          (b) The fees, costs and expenses of or incidental to each such registration to be borne by the Company as provided in Section 7.3(a) above shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified.

          (c) Nothing shall obligate the Company to undergo an audit other than as required under the rules of the Commission applicable to the Company or to keep any Registration Statement filed hereunder current and effective.

     7.4  Indemnification.
          ---------------

          (a) The Company hereby agrees to indemnify, hold harmless and defend the Shareholders and any underwriter (as defined in the Securities Act) and each person, if any, who controls any Shareholder or such underwriter within the meaning of the Securities Act, from and against, and will reimburse each Shareholder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense (as and when incurred), including without limitation, the costs of investigation and defense of any legal action, proceeding or investigation, to which any such Shareholders or any such underwriter or controlling person may become subject under the Securities Act, the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by or arise out of any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by the Shareholders, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

          (b) Each Shareholder hereby agrees severally, but not jointly, to indemnify and hold harmless the Company and any controlling person thereof from and against, and will reimburse the Company and any controlling person with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person thereof may become subject under the Securities Act, the Exchange Act or otherwise, only insofar as such losses, damages, liabilities, costs or expenses are caused solely any entirely by any untrue or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such Shareholder specifically for use in the preparation thereof.

          (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 7.4 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party shall, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnifying party and the indemnified party and if there is a conflict of interest which, in the reasonable opinion of counsel to the indemnified party, would prevent counsel for the indemnifying party from also representing the indemnified party, or any of the indemnified parties have available to them defenses or counterclaims, in the reasonable opinion of counsel to the indemnified party, not available to the indemnifying party even though this does not result in a conflict of interest, the indemnified party or parties shall have the right to select one separate counsel to participate in the defense of such action on behalf of all such indemnified party or parties at the expense of the indemnifying party. Except as otherwise provided in this paragraph (c), after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph
(a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (x) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (y) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (z) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

                                   ARTICLE 8

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     8.1  Amendment and Modification.  This Agreement may be amended, modified
          --------------------------
or supplemented only by a written agreement executed by the Company and each Shareholder.

     8.2  Waiver of Compliance; Consents.  Except as otherwise provided in this
          ------------------------------
Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 8.2.

     8.3  Notices.  All notices, requests, consents and other communications
          -------
hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopy or sent by nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by such party to the other parties:

          (a)  if to the Company, to:

               ChatCom, Inc.
               9600 Topanga Canyon Blvd.
               Chatsworth, CA 91311
               Attn:  Chairman of the Board
               Tel: (818) 709-1778
               FAX: (818) 882-1424

               with a copy to:

               Troy & Gould Professional Corporation
               1801 Century Park East, 16th Floor
               Los Angeles, CA 90067
               Attn:  Sanford J. Hillsberg, Esq.
               Tel:  (310) 553-4441
               FAX:  (310) 201-4746

          (b)  if to a Shareholder, to:

               The High View Fund
               The High View Fund, L.P.
               805 Third Avenue
               New York, N.Y. 10022
               Attn:  Peter J. Powers
               Tel: (212) 527-7274
               FAX: (212) 527-7279

               with a copy to:

               Brock Fensterstock
               Silverstein McAuliffe & Wade LLC
               One Citicorp Center
               56th Floor
               New York, NY  10022-4611
               Tel:  (212) 371-2000
               Fax:  (212) 371-5500
               Attn:  Charles Brock, Esq.

     All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (c) in the case of mailing, on the third business day after the posting thereof.

     8.4  Assignment.  This Agreement and all of the provisions hereof shall be
          ----------
binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, provided, however, that neither this Agreement
                                  --------  -------
nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties.

     8.5  Governing Law.  This Agreement shall be governed by the laws of the
          -------------
State of New York.

     8.6  Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.7  Entire Agreement.  This Agreement, together with the documents
          ----------------
referred to in Article 2 embody the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or therein. Except as provided herein, this Agreement supersedes all prior agreements and understandings between the parties with respect to this transaction.

     8.8  Jurisdiction and Forum.  The Company and the Shareholders hereby
          ----------------------
consent to the exclusive jurisdiction of any court of the State of New York or the United States located in the City of New York over all actions or proceedings with respect to this Agreement, and agree that all such actions or proceedings may be instituted and maintained only in such a forum. The Company hereby agrees that CT Corporation System shall be its authorized agent upon which process may be served on its behalf by any of the Shareholders in any action, suit or proceeding arising out of or based upon this Agreement or any
document executed in connection herewith.   The parties further agree that
service of legal process in the manner specified herein for the providing of notice for purposes of this Agreement shall constitute valid service of process for all purposes with respect to any such action or proceeding.

     8.9  Termination.  In the event that the Closing does not occur by December
          -----------
31, 1997, other than the Escrow Agent's obligation to return all documents as provided in Article 3, this Agreement shall terminate and the transactions contemplated hereby shall be abandoned, without further action by any of the parties hereto. If this Agreement is terminated as provided herein, no party hereto shall have any liability or further obligation under this Agreement to any other party hereto.

     8.10 Fees and Expenses.  All legal and other fees, costs and expenses
          -----------------
incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses. Notwithstanding the foregoing, in the event that the transactions contemplated hereby are consummated, the Company hereby agrees to pay up to a total of $40,000 of legal fees actually incurred by the Shareholders in the preparation of this Agreement and the documents related hereto. Such legal fees shall be promptly paid upon the presentation to the Company of an invoice issued by Shareholders' counsel.

     8.11 Third-Party Beneficiaries.  Each party hereto intends that this
          -------------------------
Agreement shall not benefit or create any right or cause of action in or on behalf of any person other than the parties hereto and their respective successors and assigns as permitted under Section 8.4.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or have caused this Agreement to be duly executed on their respective behalf by their respective officers thereunto duly authorized, as of the day and year first above written.

                                       CHATCOM, INC.


                                       By:  /s/ A. Charles Lubash
                                           -------------------------------------




                                       THE HIGH VIEW FUND


                                            /s/
                                       -----------------------------------------
                                       Name:
                                       Address:


                                       THE HIGH VIEW FUND, L.P.


                                            /s/
                                       -----------------------------------------
                                       Name:
                                       Address:



     The undersigned hereby agrees to act as Escrow Agent herein and agrees to comply with the provisions of Article 3.



                                       Brock Fensterstock Silverstein McAuliffe
                                       & Wade LLC


                                       _______________________________________
                                       Name:  Charles Brock